Income Taxes	3 Months Ended
Mar. 31, 2021
Income Taxes
Income Taxes

15.   Income Taxes

For the three months ended March 31, 2021 and 2020, our provision for income taxes was a benefit of $2.1 million and an expense of $1.6 million, respectively. The effective tax rate for the three months ended March 31, 2021 and 2020 was 30.1% and 189.1%, respectively. The effective tax rate for the three months ended March 31, 2021 and 2020 differed from the U.S. statutory federal income tax rate of 21% primarily due to foreign withholding taxes, state taxes, permanent tax adjustments, and movements of the valuation allowance recorded against deferred tax assets that are more likely than not to be realized.

On March 18, 2020, the Families First Coronavirus Response Act (“FFCR Act”), and on March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) were each enacted in response to the COVID‑19 pandemic. The FFCR Act and the CARES Act contain numerous income tax provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. The FFCR Act and CARES Act did not have a material impact on our condensed consolidated financial statements for the three months ended March 31, 2021 and 2020.

On March 11, 2021, the American Rescue Plan (H.R. 1319) was signed into law. The corporate tax provisions included within the bill are not expected to have a material impact on the Company.